Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities

70	$1.2B	$1.9B	18.2M	10,257
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$3.8B	22,703	$1.5B	$150.0M	49%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

WILDER SQUARE

The HIT provided a total of $22.9 million in funding for the $33.1 million substantial rehabilitation of the 136-unit Wilder Square in St. Paul, creating an estimated 157,100 hours of union construction work.

PROJECT PROFILE:

AMBER UNION

The HIT provided $18.3 million in funding for the $55.6 million substantial rehabilitation of the 125-unit Amber Union apartments in Falcon Heights, creating an estimated 371,940 hours of union construction work.

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Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2021. Economic impact data is in 2020 dollars and all other flgures are nominal.

Helping Build Twin Cities-The Union Way	JUNE 2021

The Penfield–St. Paul	Old Cedar Apartments–Bloomington	Bassett Creek Apartments–Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

    Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF TWIN CITIES INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Old Cedar Apartments	Bloomington	$21,744,000	$19,169,071	150,360
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Union Flats	St. Paul	$30,630,000	$68,476,863	615,780
Morrow (University and Fairview)	St. Paul	$79,100,713	$68,486,408	476,130
Wilder Square	St. Paul	$22,909,000	$33,108,000	157,100
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190

Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2021. Economic impact data is in 2020 dollars and all other flgures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com